Exhibit 10.15

TEXAS STATE BANK A Bank for Texas. P.O. Box 4797 • McAllen, ˜ TX 78502-4797	000 00059 01 ACCOUNT:	Page1 06/30/2008

****************AUTO**5-DIGIT 77651
12815 0.6870 AV 0.324 48 1 279

CROCHET & BOREL SERVICES INC
DBA C & B SERVICES INC
346 TWIN CITY HWY	30-60
PORT NECHES TX 77651-6203	1
2

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COMMERCIAL CKG-DOM ACCOUNT

		LAST STATEMENT 05/03/08	119,688.06
AVG AVAILABLE BALANCE	119,649.61	1 CREDITS	150.00
		2 DEBITS	268.50
		THIS STATEMENT 06/30/08	119,569.56

- - - - - - - - - - - - - - DEPOSITS - - - - - - - - - - - - -

REF #	DATE	AMOUNT REF #	DATE	AMOUNT REF #	DATE	AMOUNT
	06/04	150.00

- - - - - - - - - - - - - - CHECKS - - - - - - - - - - - - - -

CHECK #	DATE	AMOUNT CHECK #	DATE	AMOUNT CHECK #	DATE	AMOUNT
	06/11	250.00	06/20	18.50

(*) INDICATES A GAP IN CHECK NUMBER SEQUENCE

- - - - - - - - - - - - DAILY BALANCE - - - - - - - - - - - -

DATE	BALANCE	DATE	DATE	AMOUNT REF #	DATE	BALANCE
06/04	119,838.06	06/11	06/20	119,588.06	06/20	119,569.56

- END OF STATEMENT -

www.TexasStateBank.com • EMAIL Freedom@TexasStateBank.com Member FDIC, Federal Reserve System, and Texas Regional Bancshares, Inc.

TEXAS STATE BANK A Bank for Texas.	CROCHET BOREL SERVICES	Page 3

$150.00 - 06/04/2008

D - $250.00 - 06/11/2008

D- $18.50 - 06/20/2008